SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                       Date of Report: September 30, 2003


                                   REVA, INC.
                         -------------------------------
             (Exact name of registrant as specified in its charter)


Colorado                          000-26235                  54-1921580
------------------                ----------------           ------------------
(State or other                   (Commission                (IRS Employer
jurisdiction of                   File Number)               Identification No.)
incorporation)

127 West Davis Street, Culpeper, VA                         22701
-----------------------------------------------             ---------
(Address of principal executive offices)                    (Postal Code)


Registrant's telephone number, including area code:   (540) 727-7551
                                                      ----------------

Item 1.     Changes in Control of Registrant

                None.


Item 2.     Acquisition or Disposition of Assets

                None.


Item 3.     Bankruptcy or Receivership

                None.


Item 4.     Changes in Registrant's Certifying Accountant

                None.


Item 5.     Other Events and Regulation FD Disclosure

Effective October 1, 2003, James Ontiveros will replace John G. Perry as President of Reva, Inc. Mr. Perry will remain on as the CEO of REVA, Inc. Mr. ntiveros' primary role is to improve sales and revenues, provide growth in the areas of video compression and wireless technology, as well as several new areas.

Mr. Ontiveros' background is as follows:

James Edward Ontiveros, age 54, received a BA from Texas Tech University in 1975. Mr. Ontiveros studied at the Institute Nacional de Administration de Empresos in Managua, Nicaragua for an MAE in 1977. His courses of study included finance, administration, and telecommunications.

Mr. Ontiveros was employed in banking/financing from 1976 to 1984 with Banco Nicaraquenese and Bank of America in Latin America, Asia, and the United States.

In 1987, Mr. Ontiveros began his career in telecommunications with SATELCO, a microwave telecom company that subsequently merged with ATC/LDDS. The Telecom experience continued as Mr. Ontiveros joined Sprint, then Wiltel, and eventually MCI. During this time, Mr. Ontiveros obtained a telecommunications certificate from Wiltel School of Technology in 1990.

In 1993, Mr. Ontiveros joined Network Concepts, Inc. of St. Louis, Missouri. This offered him an international experience in Mexico and Latin America, which included contact with telecommunication equipment providers in the United States as well as internationally. The company provided evolutions including spin-offs into the voice over IP technology with Multi-Net Solutions and Vista Net LLC and subsequently Global Transmedia Communications Corporation from Florida and until 2001, at which time Mr. Ontiveros took a Sabbatical until November 2002. From November 2002 until February 2003, he was CFO of Petra Coatings, Inc.

In March 2003, Mr. Ontiveros founded Bold Communications Networks, L.L.C, a Wireless Internet Service Provider in North Texas. Mr. Ontiveros has been on the Board of Directors of Bold Communications Networks, L.L.C since its incep-tion in March 2003.


Item 6.     Resignations of Directors

                None.

Item 7.     Financial Statements and Exhibits

                Financial Statements:

                         None.

                Pro Forma Financial Statements:

                         None.

                Exhibits:

                         None.


Item 8.  Change in Fiscal Year.

        None.


Item 9.  Regulation FD Disclosure.

        None.


Item 10. Amendments to the Registrant's Code of Ethics, Waiver of a Provision of the Code of Ethics

        None.


Item 11.  Temporary Suspension of Trading Under Registrant's Employee Benefit
Plans

        None


Item 12.  Results of Operations and Financial Condition.

        None.

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 30, 2003            REVA, INC.



                                    By: /s/ John G. Perry
                                        ----------------------------------------
                                        John G. Perry, Chief Executive Officer